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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 2004




                           NATIONAL DATACOMPUTER, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                   0-15885                      04-2942832
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(STATE OR OTHER JURISDICTION      (COMMISSION                  (IRS EMPLOYER
     OF INCORPORATION)             FILE NUMBER)               IDENTIFICATION NO)


900 MIDDLESEX TURNPIKE, BLDG. 5, BILLERICA, MA.                     01821
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


        Registrant's telephone number including area code: (978) 663-7677


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            (D) On September 22, 2004, Kenneth B. Brater was appointed to the Board of Directors of National Datacomputer, Inc. There are no arrangements between Mr. Brater and any other persons pursuant to which Mr. Brater was selected as a Director, nor are there any transactions to which National Datacomputer, Inc. is a party and in which Mr. Brater had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Mr. Brater is expected to be appointed to the audit committee and the compensation committee at a later date. A copy of the press release announcing Mr. Brater appointment is filed herewith as Exhibit 99.1


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            (C) The following exhibits are filed with this report:

                Exhibit
                Number           Description
                ------           -----------

                99.1             Press release dated October 7, 2004




                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  NATIONAL DATACOMPUTER, INC.
                                                  (Registrant)


October 7, 2004                                   by: /s/ John P. Ward
                                                      -----------------------
                                                      John P. Ward
                                                      President


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                                  EXHIBIT INDEX
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Exhibit
Number                     Description
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99.1                       Press release dated October 7, 2004

















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